CERTIFICATION PURSUANT TO 18 USC, SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Quarterly Report of M-GAB Development Corporation (the "Company") on Form 10-Q for the quarter ended June 30, 2005, as filed with the Securities and Exchange Commission on or about the date hereof (the "Report"), I, Carl M. Berg, President of the Company, certify, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:          August 12, 2005                      /s/ Carl M. Berg
                                                     -----------------
                                                     By:  Carl M. Berg
                                                     Its:  President


A signed original of this written statement required by Section 906 has been provided to M-GAB Development Corporation and will be retained by M-GAB Development Corporation and furnished to the Securities and Exchange Commission or its staff upon request.